UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2017

Energy Recovery, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34112	01-0616867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1717 Doolittle Drive, San Leandro, CA 94577

(Address if Principal Executive Offices)(Zip Code)

510-483-7370

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders

Energy Recovery, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) on June 22, 2017, at the Company’s offices in San Leandro, California to (i) elect two members of the Board of Directors, (ii) ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm; (iii) approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers; and (iv) approve, on an advisory basis, the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers.

As of April 24, 2017, the record date for the Annual Meeting, there were 53,935,199 shares of common stock outstanding and entitled to vote. At the Annual Meeting, 45,328,262 shares of common stock, or approximately 84%, were represented in person or by proxy, constituting a quorum.

The final results for the proposals voted on at the Annual Meeting are set forth below:

Proposal 1 - Election of Class III Directors. The stockholders elected two Class III Directors of the Company’s Board of Directors to serve for a three-year term until the 2020 Annual Meeting or until their respective successors are elected and qualified or until their earlier death, resignation, or removal. The following table shows the results of the stockholders’ vote:

Nominee for Class III	Votes For (% of votes cast)	Withheld (% of votes cast)	Broker Non-Votes
Alexander J. Buehler	32,136,405 (95.72%)	1,436,072 (4.28%)	11,755,785
Robert Y.L. Mao	33,112,839 (98.63%)	459,638 (1.37%)	11,755,785

Proposal 2 – Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017. This proposal was approved. The following table shows the results of the stockholders’ vote:

Votes For (% of votes cast)	Votes Against (% of votes cast)	Abstentions (% of votes cast)
44,560,902 (98.31%)	432,642 (0.95%)	334,718 (0.74%)

Proposal 3 – Non-Binding Advisory Vote on Executive Compensation. This proposal was approved. The following table shows the results of the stockholders’ vote:

Votes For (% of votes cast)	Votes Against (% of votes cast)	Abstentions (% of votes cast)	Broker Non-Votes
28,743,718 (85.62%)	4,446,008 (13.24%)	382,751 (1.14%)	11,755,785

Proposal 4 – Advisory Vote on Frequency of Executive Compensation Advisory Vote. This proposal was approved for an annual advisory vote. The following table shows the results of the stockholders’ vote:

Annual (% of votes cast)	Biennial (% of votes cast)	Triennial (% of votes cast)	Abstentions (% of votes cast)	Broker Non-Votes
32,087,869 (95.58%)	115,262 (0.34%)	966,868 (2.88%)	402,478 (1.20%)	11,755,785

Based upon the results set forth in Proposal 4 above, the Company has determined that advisory votes on executive compensation will be submitted to the stockholders annually.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2017

Energy Recovery, Inc.

By:	/s/ William Yeung
William Yeung
General Counsel